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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 1996

                           ANALYSIS & TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            Connecticut              0-14161                  95-2579365
  (State or other jurisdiction  (Commission File Number)     (IRS Employer
        of incorporation)                                  Identification No.)

                              Route 2, P.O. Box 220
                       North Stonington, Connecticut 06359
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 599-3910
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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Item 2.  Acquisition of Assets.

         Pursuant to General Instruction F to Form 8-K, information required by this Item is provided in the press release issued by the Company on July 29, 1996, incorporated by reference herein and included as Exhibit 20 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (a) Pursuant to (a)(4) of Item 7 to Form 8-K, because it is impracticable to provide the required financial statements for the acquired business at the time this report on Form 8-K is filed, this information will be filed as soon as practicable but not later than 60 days after the filing of this report on Form 8-K.

         (b) Pursuant to (b)(2) of Item 7 to Form 8-K, because it is impracticable to provide the required pro forma financial information relative to the acquired business at the time this report on Form 8-K is filed, this information will be filed as soon as practicable but not later than 60 days after the filing of this report on Form 8-K.

         (c)  Exhibits.

         Exhibit No.                   Document
         -----------                   --------
         2                             Stock Purchase Agreement

         20                            Press Release of the Company
                                        dated July 29, 1996
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANALYSIS & TECHNOLOGY, INC.



Date: August 8, 1996                   By:  /s/ David M. Nolf
                                            -----------------
                                               David M. Nolf
                                               Executive Vice President
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                                  EXHIBIT INDEX

Exhibit No.                           Document
- -----------                           --------

        2                       Stock Purchase Agreement

       20                       Press Release of Company dated
                                July 29, 1996